Flowers Industries, Inc.
Unaudited Pro Forma Condensed Consolidated Combined Balance Sheet
At March 9, 1996
(Amounts in thousands)
                                                   Flowers          Mrs. Smith's         Pro Forma            Pro Forma
                                                March 9, 1996     January 31, 1996      Adjustments           Combined
                                                 Historical           Historical
ASSETS
Current assets
  Cash and temporary investments                    $  6,865             $ (1,233)        $ 1,233   <F1>     $  6,865
  Accounts Receivable                                104,482               12,780         (12,780)  <F1>      104,482
  Inventories                                         59,427               21,322         (21,322)  <F1>       59,427
  Prepaid expenses and other                           5,973                  181            (181)  <F1>        5,973
  Deferred income taxes                                9,285                                                    9,285
                                                     186,032               33,050         (33,050)            186,032
Property, Plant and Equipment
  Land                                                22,774                  955            (955)  <F1>       22,774
  Buildings                                          154,866                9,990          (9,990)  <F1>      154,866
  Machinery and equipment                            376,710               20,704         (20,704)  <F1>      376,710
  Furniture, fixtures and transportation              24,212                2,110          (2,110)  <F1>       24,212
    equipment
  Construction in progress                           100,494                3,243          (3,243)  <F1>      100,494
                                                     679,056               37,002         (37,002)            679,056
  Less: accumulated depreciation                    (287,173)              (5,504)          5,504   <F1>     (287,173)
                                                     391,883               31,498         (31,498)            391,883


Other Assets and Deferred Charges
  Notes receivable from distributors                  60,751                                                   60,751
  Investment in unconsolidated affiliate              62,054                                                   62,054
  Other long-term assets                              23,861                 866            (866)  <F1>        23,861
                                                     146,666                 866            (866)             146,666

  Cost in excess of net tangible assets               11,690              36,580         (36,580)  <F1>        11,690
                                                                                          30,000   <F2>        30,000
  Less: accumulated amortization                      (1,215)               (393)            393   <F1>        (1,215)
                                                      10,475              36,187          (6,187)              40,475

                                                    $735,056            $101,601        $(71,601)            $765,056
LIABILITIES
  Notes payable                                     $  5,784                                                 $  5,784
  Obligations under capital leases                     1,559                                                    1,559
  Accounts payable                                    57,701            $ 4,340         $ (4,340) <F1>         57,701
  Accrued taxes other than income taxes                3,201                                                    3,201
  Income taxes                                         5,293             (1,573)           1,573  <F1>          5,293
  Accrued compensation , interest
    and other liabilities                             55,261             10,056          (10,056) <F1>         55,261
                                                     128,799             12,823          (12,823)             128,799

  Long-term notes payable                            198,909                              30,000  <F3>        228,909

Obligations under capital leases                       2,268                                                    2,268
Industrial revenue bonds                              17,920                                                   17,920
Deferred income taxes                                 41,818              1,344           (1,344) <F1>         41,818
Deferred income                                       41,708                                                   41,708
Intercompany payable and other                                           76,991          (76,991) <F1>

COMMON STOCK
 Par value                                            36,932                  1               (1) <F1>         36,932
  Capital in excess of par value                      54,899             10,000          (10,000) <F1>         54,899
  Retained earnings                                  233,359                442             (442) <F1>        233,359
  Less:  common stock in treasury                    (13,805)                                                 (13,805)
  Less:  restricted stock award and
         executive incentive award                    (7,751)                                                  (7,751)
                                                     303,634             10,443          (10,443) <F1>        303,634
                                                    $735,056           $101,601         $(71,601)            $765,056

[FN]
<F1> Elimination of all assets not acquired, liabilities not assumed and Mrs. Smith's equity.
<F2> Represents addition of the Mrs. Smith's, Inc. trademark and other intangible assets valued at $30,000,000.
<F3> Represents a note payable to The J.M. Smucker Company for
     $15,000,000 and an increase in Flowers line of credit borrowings of $15,000,000.



FLOWERS INDUSTRIES, INC.

Unaudited Pro Forma Condensed Consolidated Combined Statement of Income
For the year ended July 1, 1995
(in thousands, except per share data)


                                                   Flowers          Mrs. Smith's         Pro Forma            Pro Forma
                                                 July 1, 1995      April 30, 1995       Adjustments           Combined
                                                  Historical         Historical

Sales                                             $1,129,203         $120,258                                $1,249,461
Other Income                                          10,751            1,853                                    12,604
                                                   1,139,954          122,111                                 1,262,065



Materials, Supplies, labor and other
 manufacturing costs                                 599,416           77,725             $3,000 <F1>           680,141
Selling, delivery and administration expense         428,833           33,604                                   462,437
Depreciation and amortization                         36,604            3,944               (944)<F2>            37,367
                                                                                             763 <F3>
                                                                                          (3,000)<F4>
Interest                                               7,086            3,988              1,140 <F5>             9,099
                                                                                             873 <F6>
                                                                                          (3,988)<F7>
                                                   1,071,939          119,261             (2,156)             1,189,044

Income before taxes                                   68,015            3,579              2,156                 73,021
Federal and state income taxes                        25,714            1,435                815                 27,964

Net income                                            42,301            2,144              1,341                 45,057

Net income per common share                             0.75             0.03               0.01                   0.79

Weighted average number of shares outstanding
   used in calculation of net income per
   common share                                       56,868           56,868             56,868                 56,868

[FN]
<F1> Represents increase in lease expense as a result of the operating lease of certain assets of Mrs. Smith's.
<F2> Reduction of Mrs. Smith's goodwill amortization previously recorded.
<F3> Represents increase in Flowers amortization as a result of the acquisition of Mrs. Smith's trademark and other intangible assets.
<F4> Decrease in Mrs. Smith's fixed asset depreciation.
<F5> Increase in interest expense resulting from a note payable to
     The J.M. Smucker Company.
<F6> Increase in interest expense resulting from an increase in
     Flowers line of credit borrowing.
<F7> Elimination of Mrs. Smith's, Inc. intercompany interest expense.


FLOWERS INDUSTRIES, INC.
Unaudited Pro Forma Condensed Consolidated Combined Statement of Income
For the thirty-six weeks ended March 9, 1996
(in thousands, except per share data)



                                                   Flowers          Mrs. Smith's         Pro Forma            Pro Forma
                                                March 9, 1996     January 31, 1996      Adjustments           Combined
                                                  Historical         Historical

Sales                                               $835,225             $108,266                              $943,491
Other Income                                           3,842                1,504                                 5,346
                                                     839,067              109,770                               948,837
Materials, supplies, labor and other
 manufacturing costs                                 453,258               80,887       $2,250  <F1>            536,395
Selling, delivery and administrative expense         315,941               23,251                               339,192
Depreciation and amortization                         27,644                2,958         (788) <F2>             28,137
                                                                                           573  <F3>
                                                                                        (2,250) <F4>
Interest                                               7,644                3,027          855  <F5>              9,154
                                                                                           655  <F6>
                                                                                        (3,027) <F7>
                                                     804,487              110,123       (1,732)                 912,878

Income (loss) before taxes                            34,580                 (353)       1,732                   35,959
Federal and state income tax (benefit)                13,071                 (140)         655                   13,586

Net income (loss)                                    $21,509             $   (213)      $1,077                 $ 22,373

Net income per common share                          $  0.38             $   0.00       $ 0.01                 $   0.39


Weighted average number of shares outstanding
   used in calculation of net income per
   common share                                       57,333               57,333       57,333                   57,333

[FN]
<F1> Represents increase in lease expense as a result of the operating lease of certain assets of Mrs. Smith's.
<F2> Reduction of Mrs. Smith's goodwill amortization previously recorded.
<F3> Represents increase in Flowers amortization as a result of the acquisition of Mrs. Smith's trademark and other intangible assets.
<F4> Decrease in Mrs. Smith's fixed asset depreciation.
<F5> Increase in interest expense resulting from a note payable to
     The J.M. Smucker Company.
<F6> Increase in interest expense resulting from an increase in
     Flowers line of credit borrowing.
<F7> Elimination of Mrs. Smith's, Inc. intercompany interest expense.